Exhibit 10.6

FORM OF

PATENT AND TRADEMARK SECURITY AGREEMENT

This Patent and Trademark Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of _____, 2024, is made by and between IMMUNOGENX, INC., a Delaware corporation, having a business address of 1600 Dove Street, Suite 330, Newport Beach, CA 92660 (together with its affiliates, successors and assigns, “Borrower”), and _____ (together with its affiliates, successors and assigns, “Lender”).

Recitals

Lender has extended credit to Borrower evidenced by that certain Secured Promissory Note, dated as of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Note”), by Borrower in favor of Lender.

As a condition to extending credit to or for the account of Borrower, Lender has required the execution and delivery of this Agreement by Borrower.

ACCORDINGLY, in consideration of the credit so extended and the mutual covenants contained herein, the parties hereby agree as follows:

1.            Definitions. All terms defined in the Recitals hereto or in the Note that are not otherwise defined herein shall have the meanings given to them in the Note. In addition, the following terms have the meanings set forth below:

“Affiliate” means any person directly or indirectly controlling or controlled by, or under direct or indirect common control with, another person. A person shall be deemed to control another person for purposes of this definition if such person possesses, directly or indirectly, the power to direct, or cause the direction of, the management and policies of the other person, whether through the ownership of voting securities, common directors, trustees or officers, by contract or otherwise.

“Obligations” means the principal and unpaid accrued interest under the Note.

“Patents” means all of Borrower’s right, title and interest in and to patents or applications for patents, fees or royalties with respect to each, and including without limitation the right to sue for past infringement and damages therefor, and licenses thereunder, all as presently existing or hereafter arising or acquired, including without limitation the patents listed on Exhibit A.

“Permitted Liens” has the meaning set forth in the Senior Debt Agreement.

“Security Interest” has the meaning given in Section 2.

“Senior Debt Agreement” means that certain Credit Agreement, dated as of October 1, 2022 (as amended, restated, refinanced, replaced, supplemented or otherwise modified from time to time), between Borrower and Mattress Liquidators, Inc. Reference to Senior Credit Agreement.

“Trademarks” means all of Borrower’s right, title and interest in and to: (i) trademarks, service marks, collective membership marks, registrations and applications for registration for each, and the respective goodwill associated with each, (ii) licenses, fees or royalties with respect to each, (iii) the right to sue for past, present and future infringement, dilution and damages therefor, and (iv) licenses thereunder, all as presently existing or hereafter arising or acquired, including those registered federally or at the state level, or arising from common law.

2.            Security Interest. Borrower hereby irrevocably pledges and assigns to, and grants, Lender a security interest (the “Security Interest”) in the Patents and in the Trademarks to secure payment of the Obligations. This Agreement grants only the Security Interest herein described, is not intended to and does not affect any present transfer of title of any trademark registration or application and makes no assignment and grants no right to assign or perform any other action with respect to any intent to use trademark application, unless such action is permitted under 15 U.S.C. § 1060.

3.            Representations, Warranties and Agreements. Borrower represents, warrants and agrees as follows:

(a)            Existence; Authority. Borrower is duly organized and validly existing, and this Agreement has been duly authorized by all necessary action on the part of Borrower.

(b)            Patents. Exhibit A accurately lists all Patents owned or controlled by Borrower as of the date hereof, or to which Borrower has a right as of the date hereof to have assigned to it, and accurately reflects the existence and status of applications and letters patent pertaining to the Patents as of the date hereof. If after the date hereof, Borrower owns, controls or has a right to have assigned to it any Patents not listed on Exhibit A, or if Exhibit A ceases to accurately reflect the existence and status of applications and letters patent pertaining to the Patents, then Borrower shall within thirty (30) days provide written notice to Lender with a replacement Exhibit A, which upon acceptance by Lender shall become part of this Agreement.

(c)            Trademarks. If after the date hereof, Borrower owns or controls any Trademarks (other than common law marks which are not material to Borrower’s business(es)), then Borrower shall promptly provide written notice to Lender detailing such Trademarks and this Agreement shall be amended to include with a replacement Exhibit B, which upon acceptance by Lender shall become part of this Agreement.

(d)            Affiliates. As of the date hereof, no Affiliate owns, controls, or has a right to have assigned to it any items that would, if such item were owned by Borrower, constitute Patents or Trademarks. If after the date hereof any Affiliate owns, controls, or has a right to have assigned to it any such items, then Borrower shall promptly either: (i) cause such Affiliate to assign all of its rights in such item(s) to Borrower; or (ii) notify Lender of such item(s) and cause such Affiliate to execute and deliver to Lender a patent and trademark security agreement substantially in the form of this Agreement.

(e)            Title. Borrower has absolute title to each Patent listed on Exhibit A and each Trademark, free and clear of all liens except Permitted Liens. Borrower (i) will have, at the time Borrower acquires any rights in Patents or Trademarks hereafter arising, absolute title to each such Patent or Trademark free and clear of all liens except Permitted Liens, and (ii) will keep all Patents and Trademarks free and clear of all liens except Permitted Liens, in each case, other than as permitted by the Senior Debt Agreement.

(f)            No Sale. Borrower will not assign, transfer, encumber or otherwise dispose of the Patents or Trademarks, or any interest therein (other than (i) licenses in the ordinary course of business or (ii) as permitted by the Senior Debt Agreement), without Lender’s prior written consent.

(g)            Defense. Borrower will at its own expense and using commercially reasonable efforts, protect and defend the Patents and Trademarks against all claims or demands of all persons other than those holding Permitted Liens, in each case, other than as permitted by the Senior Debt Agreement.

(h)            Maintenance. Borrower will at its own expense maintain the Patents and the Trademarks to the extent reasonably advisable in its business including, but not limited to, filing all applications to obtain letters patent or trademark registrations and all affidavits, maintenance fees, annuities, and renewals possible with respect to letters patent, trademark registrations and applications therefor, in each case, other than as permitted by the Senior Debt Agreement. Borrower covenants that, subject to the exercise of its reasonable business judgment, it will not abandon nor fail to pay any maintenance fee or annuity due and payable on any Patent or Trademark, nor fail to file any required affidavit or renewal in support thereof, except (i) that Borrower may permit any Patent or Trademark to lapse if it has reasonably determined that such Patent or Trademark is no longer useful in its business or (ii) as permitted by the Senior Debt Agreement.

(i)            Lender’s Right to Take Action. If Borrower fails to perform or observe any of its covenants or agreements set forth in this Section 3, or if Borrower notifies Lender that it intends to abandon a Patent or Trademark (other than as permitted hereunder or under the terms of the Senior Debt Agreement), Lender may (but need not) perform or observe such covenant or agreement or take steps to prevent such intended abandonment on behalf and in the name, place and stead of Borrower and may (but need not) take any and all other actions which Lender may reasonably deem necessary to cure or correct such failure or prevent such intended abandonment.

(j)            Costs and Expenses. Except to the extent that the effect of such payment would be to render any loan or forbearance of money usurious or otherwise illegal under any applicable law, Borrower shall pay Lender on demand the amount of all moneys expended and all costs and expenses (including reasonable attorneys’ fees and disbursements) incurred by Lender in connection with or as a result of Lender taking action under Section 3(i) or exercising its rights under Section 7 hereof.

(k)            Power of Attorney. Solely to facilitate Lender’s taking action under Section 3(i) and exercising its rights under Section 7, Borrower hereby irrevocably appoints (which appointment is coupled with an interest) Lender, or its delegate, as the attorney-in-fact of Borrower with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file, in the name and on behalf of Borrower, any and all instruments, documents, applications, financing statements, and other agreements and writings required to be obtained, executed, delivered or endorsed by Borrower under this Section 3, or, necessary for Lender, after an Event of Default, to enforce or use the Patents or Trademarks or to grant or issue any exclusive or non-exclusive license under the Patents or Trademarks to any third party, or to sell, assign, transfer, pledge, encumber or otherwise transfer title in or dispose of the Patents or Trademarks to any third party. Borrower hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. The power of attorney granted herein shall automatically terminate upon the termination of the Note as provided therein without any further action from any party hereto.

(l)            Senior Debt Agreement. In the event that the Senior Debt Agreement is terminated (and is not refinanced or replaced), this Agreement shall be automatically amended to incorporate the applicable exceptions in effect in the Senior Debt Agreement at the time of such termination.

4.            Borrower’s Use of the Patents and Trademarks. Borrower shall be permitted to control and manage the Patents and Trademarks, including the right to exclude others from making, using or selling items covered by the Patents and Trademarks and any licenses thereunder, in the same manner and with the same effect as if this Agreement had not been entered into, so long as no Event of Default occurs and remains uncured.

5.            Events of Default. Each of the following occurrences shall constitute an event of default under this Agreement (herein called “Event of Default”): (a) an Event of Default, as defined in the Note, shall occur; or (b) Borrower shall fail promptly to observe or perform any covenant or agreement herein binding on it and such failure shall not have been remedied or waived within thirty (30) days after receipt by the Borrower of notice of such default; or (c) any of the representations or warranties contained in Section 3 shall prove to have been incorrect in any material respect when made.

6.            Recordation. Borrower hereby authorizes the Commissioner for Patents and any other government officials to record and register this Agreement upon request by Lender.

7.            Remedies. Upon the occurrence and during the continuation of an Event of Default, Lender may, at its option, take any or all of the following actions:

(a)            Lender may exercise any or all remedies available under the Note.

(b)            Lender may sell, assign, transfer, pledge, encumber or otherwise dispose of the Patents and Trademarks.

(c)            Lender may enforce the Patents and Trademarks and any licenses thereunder, and if Lender shall commence any suit for such enforcement, Borrower shall, at the request of Lender, do any and all lawful acts and execute any and all proper documents required by Lender in aid of such enforcement.

8.            Governing Law. This Agreement and the rights and duties of the parties hereto, shall be construed and determined in accordance with the internal laws of the State of Colorado. The parties hereby submit to the exclusive jurisdiction of the United States District Court for the District of Colorado and of any Colorado state court sitting in Boulder County, Colorado for purposes of all legal proceedings arising out of or relating to this Agreement, the Note or the transactions contemplated hereby or thereby; provided, however, that the foregoing shall not limit Lender’s rights to bring any legal action or proceeding in any other appropriate jurisdiction in its unrestricted discretion. Each of Borrower and Lender irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

9.            Severability of Invalid Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

10.            Duplicate Originals; Counterpart Execution. This Agreement may be executed in any number of counterparts, and by the different parties hereto on separate counterpart signature pages, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Each of such counterparts shall be an original, but all counterparts together shall constitute one and the same instrument. The delivery of an executed counterpart of a signature page to this Agreement by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement. Borrower shall promptly send its original of each counterpart to Lender, but Borrower’s failure to do so shall not affect the validity, enforceability, and binding effect of this Agreement. Lender may execute this Agreement if appropriate for the purpose of filing, but the failure of Lender to execute this Agreement shall not affect or impair the validity or effectiveness of this Agreement.

11.            WAIVER OF JURY TRIAL. EACH OF BORROWER AND LENDER, HAVING BEEN REPRESENTED BY COUNSEL, EACH KNOWINGLY AND VOLUNTARILY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR THE NOTE OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING WILL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. BORROWER AGREES THAT IT WILL NOT ASSERT ANY CLAIM AGAINST LENDER UNDER THIS AGREEMENT OR THE NOTE ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES.

12.            Miscellaneous. This Agreement can be waived, modified or amended only explicitly in a writing signed by Borrower and Lender. A waiver signed by Lender shall be effective only in the specific instance and for the specific purpose given. No course of dealing or delay or failure to assert any Event of Default shall constitute a waiver of that Event of Default or of any prior or subsequent Event of Default. All rights and remedies of Lender are cumulative and not exclusive of any other rights or remedies, and shall be in addition to every other right, power, and remedy that Lender may have, whether specifically granted herein or hereafter existing at law, in equity, or by statute. Any and all such rights and remedies may be exercised from time to time and as often and in such order as Lender may deem expedient in its sole discretion. Lender shall not be obligated to preserve any rights Borrower may have against prior parties, to realize on the Patents and Trademarks at all or in any particular manner or order, or to apply any cash proceeds of the Patents and Trademarks in any particular order of application. This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective participants, successors and assigns and shall take effect when signed by Borrower and delivered to Lender, and Borrower waives notice of Lender’s acceptance hereof. A carbon, photographic or other reproduction of this Agreement or of any financing statement signed by Borrower shall have the same force and effect as the original for all purposes of a financing statement.

13.            Termination. This Agreement shall automatically terminate and have no further force or effect, all liens and security interests granted hereunder shall be automatically be terminated and released and all rights in the Patents and in the Trademarks shall revert to Borrower upon the repayment in full of the Obligations (other than contingent indemnification and reimbursement obligations). Lender shall, upon the request and at the expense of Borrower, execute and deliver all UCC termination statements, lien releases, termination agreements, discharges of security interests, and other similar documents reasonably requested by Borrower evidencing such termination and, if applicable, file, or authorize Borrower or its designee to file, such termination statements, lien releases, discharges of security interests, and other similar discharge or release documents.

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IN WITNESS WHEREOF, the parties have executed this Security Agreement as of the date first written above.

“BORROWER”

IMMUNOGENX, INC.,
a Delaware corporation

By:
Name:
Title:

“LENDER”

EXHIBIT A

PATENTS